[EXHIBIT 10tt TO COLONIAL GAS COMPANY
               FORM 10-K FOR YEAR ENDING 12/31/93]


                        SERVICE AGREEMENT
            APPLICABLE TO THE STORAGE OF NATURAL GAS
                   UNDER RATE SCHEDULE GSS-II

           AGREEMENT made as of this September 30, 1993, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and COLONIAL GAS COMPANY, a Massachusetts corporation, hereinafter called "Customer."

           WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree that Pipeline will store natural gas for Customer during the term, at the rates and on the terms and conditions hereinafter provided and, with respect to gas delivered by each of the parties to the other, under and subject to Pipeline's Rate Schedule GSS-II and all of the General Terms and Conditions contained in Pipeline's FERC Gas Tariff and any revisions thereof that may be made effective hereafter:

                            ARTICLE I
                           Quantities

           Beginning as of October 1, 1993 and thereafter for the remaining term of this agreement, Customer agrees to deliver to Pipeline and Pipeline agrees to receive for storage in Pipeline's underground storage properties, and Pipeline agrees to inject or cause to be injected into storage for Customer's account, store, withdraw from storage, and deliver to Customer and Customer agrees to receive, quantities of natural gas as set forth on Exhibit A, attached hereto.

                           ARTICLE II
                              Rate

           A. For storage service rendered by Pipeline to Customer hereunder, Customer shall pay Pipeline in accordance with Rate Schedule GSS-II contained in Pipeline's effective FERC Gas Tariff or any effective superseding rate schedule. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and be a part of this Agreement. Pipeline shall have the right to propose to and file with the Federal Energy Regulatory Commission or other body having jurisdiction, changes and revisions of any effective rate schedule, or to propose and file superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that any request by Pipeline to amend the terms and conditions of Rate Schedule GSS-II must be consistent with the terms and conditions of Article VII, Part 2, Paragraph (F) of the Stipulation filed on March 31, 1993 by Pipeline in Docket No. RS92-14 and conform to the requirements of Section 7(b) of the Natural Gas Act, if applicable, and provided further that Pipeline and Customer agree that they will not seek to place in effect a change in any aspect of the terms and conditions under
Section 8 of Rate Schedule GSS-II for a period of two years from the date of such request. The filing of requests, changes and revisions of Rate Schedule GSS-II shall be without prejudice to the right of Customer to contest or oppose such requests, filings or revisions and their effectiveness.

          B.   The Storage Demand Charge and the Storage Capacity
Charge provided in the aforesaid rate schedule shall commence on October 1, 1993.

                           ARTICLE III
                        Term of Agreement

           Subject to all the terms and conditions herein, this Agreement shall be effective as of October 1, 1993, and shall continue in effect for a primary term through and including March 31, 2012, and for subsequent annual terms of April 1 through March 31 thereafter, until either party terminates this Agreement by giving written notice to the other at least twenty-four months prior to the start of an annual term.

                           ARTICLE IV
                 Points of Receipt and Delivery

           The Points of Receipt for Customer's tender of storage
injection   quantities,  and  the  Point(s)   of   Delivery   for
withdrawals from storage shall be specified on Exhibit A, attached hereto.

                            ARTICLE V
                          Miscellaneous

           A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the parties do not intend that this Article V.A. requires a further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under Article II must be made under Section 7 or Section 4 of the Natural Gas Act.

          B. Any notice, request or demand provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

     Pipeline:      CNG Transmission Corporation
                    445 West Main Street
                    Clarksburg, West Virginia  26301
                    Attention:  Vice President, Marketing
                                and Customer Services
     Customer:      Colonial Gas Company
                    40 Market Street
                    Lowell, MA   01852
                    Attention:  John P. Harrington

                    Colonial Gas Company
                    40 Market Street
                    Lowell, MA   01852
                    Attention:  Joseph P. Murphy


or at such other address as either party shall designate by formal written notice.

           C. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

           D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference, and are not intended to become a part of or to be considered in any interpretations of such provisions.

                           ARTICLE VI
                         Prior Contracts

           This Service Agreement shall supersede and cancel, as of the effective date, the Service Agreement for storage service between Customer and Pipeline dated June 23, 1989.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officials as of the day and year first above written.

                              CNG TRANSMISSION CORPORATION
                                             (Pipeline)


                              By: _________________________
                              Its:      Vice President





                              COLONIAL GAS COMPANY
                                            (Customer)


                              By:  John P. Harrington
                              Its: Vice President, Gas Supply
                                             (Title)



                            EXHIBIT A
                To The Storage Service Agreement
                    Dated September 30, 1993
            Between CNG Transmission Corporation and
                      Colonial Gas Company


A.   Quantities

           The quantities of natural gas storage service which Customer may utilize under this Service Agreement, as well as Customer's applicable Billing Determinants, are as follows:

     1.   Storage Capacity of 222,200 Dekatherms (Dt), and

     2.   Storage Demand of 2,222 Dt per day.


B.   Points of Receipt and Delivery

  1. The Points of Receipt for Customer's tender of storage injection quantities, and the maximum quantities and character of service for each point shall be as set forth below. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Receipt Point as reasonably may be required to render service hereunder, but Pipeline will not be required to accept gas at less than the minimum pressures specified herein.

     a. Up to 1,234 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern Transmission Corporation ("Texas Eastern") or Transcontinental Gas Pipe Line Corporation ("Transco") or other pipeline(s) in Clinton County, Pennsylvania, known as the Leidy Interconnection, at a pressure sufficient to enter Pipeline's facilities at the point(s) of interconnection.

     b. Upon mutual agreement of Pipeline and Customer, up to 1,234 Dt per day at other interconnections on the system of Pipeline, at a pressure sufficient to enter Pipeline's facilities at the point(s) of interconnection.

  2. The Points of Delivery for withdrawals from storage, and the maximum quantities and character of service for each point, shall be as set forth below. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Delivery Points as reasonably may be required to render service hereunder, but Pipeline will not be required to deliver gas at greater than the maximum pressures specified herein.

     a. Up to 2,222 Dt per Day at an existing point of interconnection between the facilities of Pipeline and Texas Eastern Transmission Corporation ("Texas Eastern"), in Franklin County, Pennsylvania, known as the Chambersburg Interconnection, at a pressure of not more than seven hundred (700) psig.

     b. Upon mutual agreement of Pipeline and Customer, up to 2,222 Dt per day at other interconnections between the facilities of Pipeline and Texas Eastern, at a pressure sufficient to enter the system of Texas Eastern.

     c. Upon mutual agreement of Pipeline and Customer, up to 2,222 Dt per day at other interconnections on the system of Pipeline, at a pressure sufficient to enable delivery by Pipeline.

     d. Up to 2,222 Dt per Day at an existing point of interconnection between the facilities of Pipeline and Texas Eastern, in Greene County, Pennsylvania, known as the Crayne Interconnection, on an interruptible basis if operating conditions permit, at a pressure of not more than eight hundred sixty-five (865) psig.

     e. Up to 2,222 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern or other pipeline(s) in Westmoreland County, Pennsylvania, known as the Oakford Interconnection, on an interruptible basis if operating conditions permit, at a pressure of not less than eight hundred fifty (850) psig.

  3. Pipeline  shall  deliver on a firm basis  up  to  Customer's
     Storage  Demand, as adjusted pursuant to Section 8  of  Rate
     Schedule GSS-II and Article V of this Service Agreement.





                      SERVICE AGREEMENT
          APPLICABLE TO THE STORAGE OF NATURAL GAS
                 UNDER RATE SCHEDULE GSS-II


           AGREEMENT made as of this September 30, 1993, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and COLONIAL GAS COMPANY, a Massachusetts corporation, hereinafter called "Customer."

           WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree that
Pipeline will store natural gas for Customer during the term, at the rates and on the terms and conditions hereinafter provided and, with respect to gas delivered by each of the parties to the other, under and subject to Pipeline's Rate Schedule GSS-II and all of the General Terms and Conditions contained in Pipeline's FERC Gas Tariff and any revisions thereof that may be made effective hereafter:

                          ARTICLE I
                         Quantities

           Beginning  as  of October 1, 1993 and  thereafter  for
the remaining term of this agreement, Customer agrees to deliver to Pipeline and Pipeline agrees to receive for storage in Pipeline's underground storage properties, and Pipeline agrees to inject or cause to be injected into storage for Customer's account, store, withdraw from storage, and deliver to Customer and Customer agrees to receive, quantities of natural gas as set forth on Exhibit A, attached hereto.

                         ARTICLE II
                            Rate

           A. For storage service rendered by Pipeline to Customer hereunder, Customer shall pay Pipeline in accordance with Rate Schedule GSS-II contained in Pipeline's effective FERC Gas Tariff or any effective superseding rate schedule. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and be a part of this Agreement. Pipeline shall have the right to propose to and file with the Federal Energy Regulatory Commission or other body having jurisdiction, changes and revisions of any effective rate schedule, or to propose and file superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that any request by Pipeline to amend the terms and conditions of Rate Schedule GSS-II must be
consistent  with  the  terms  and  conditions  of  Article   VII,
Part  2,  Paragraph  (F) of the Stipulation filed  on  March  31,
1993 by Pipeline in Docket No. RS92-14 and conform to the requirements of Section 7(b) of the Natural Gas Act, if applicable,  and  provided  further that  Pipeline  and  Customer agree  that  they will not seek to place in effect  a  change  in any aspect of the terms and conditions under Section 8 of Rate Schedule GSS-II for a period of two years from the date of such request. The filing of requests, changes and revisions of Rate Schedule GSS-II shall be without prejudice to the right of Customer to contest or oppose such requests, filings or revisions and their effectiveness.

            B.    The  Storage  Demand  Charge  and  the  Storage
Capacity   Charge  provided  in  the  aforesaid   rate   schedule
shall commence on October 1, 1993.


                         ARTICLE III
                      Term of Agreement

           Subject to all the terms and conditions herein, this Agreement shall be effective as of October 1, 1993, and shall continue in effect for a primary term through and including March 31, 2012, and for subsequent annual terms of April 1 through March 31 thereafter, until either party terminates this Agreement by giving written notice to the other at least twenty-four months prior to the start of an annual term.

                         ARTICLE IV
               Points of Receipt and Delivery

            The Points of Receipt for Customer's tender of storage injection quantities, and the Point(s) of Delivery for withdrawals from storage shall be specified on Exhibit
A, attached hereto.

                          ARTICLE V
                        Miscellaneous

           A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the
parties  do  not  intend  that  this  Article  V.A.  requires   a
further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under Article II must be made under
Section 7 or Section 4 of the Natural Gas Act.

           B. Any notice, request or demand provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

     Pipeline:      CNG Transmission Corporation
                    445 West Main Street
                    Clarksburg, West Virginia  26301
                    Attention:  Vice President, Marketing
                                and Customer Services

     Customer:      Colonial Gas Company
                    40 Market Street
                    Lowell, MA   01852
                    Attention:  John P. Harrington

                    Colonial Gas Company
                    40 Market Street
                    Lowell, MA   01852
                    Attention:  Joseph P. Murphy


or at such other address as either party shall designate by formal written notice.

           C.    No  presumption shall operate  in  favor  of  or
against    either   party   hereto   as   a   result    of    any
responsibility either party may have had for drafting this Agreement.

            D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference, and are not intended to become a part of or to be considered in any interpretations of such provisions.

                         ARTICLE VI
                       Prior Contracts

           This Service Agreement shall supersede and cancel, as of the effective date, the Service Agreement for storage service between Customer and Pipeline dated June 23, 1989.


           IN  WITNESS  WHEREOF, the parties hereto  have  caused
this   Agreement   to   be  signed  by  their   duly   authorized
officials as of the day and year first above written.


                              CNG TRANSMISSION CORPORATION
                                             (Pipeline)


                              By: _________________________
                              Its:      Vice President


                              COLONIAL GAS COMPANY
                                            (Customer)


                              By:   John P. Harrington
                              Its:  Vice President, Gas Supply
                                             (Title)



                          EXHIBIT A
              To The Storage Service Agreement
                  Dated September 30, 1993
          Between CNG Transmission Corporation and
                    Colonial Gas Company


A.   Quantities

            The   quantities  of  natural  gas  storage   service
which Customer may utilize under this Service Agreement, as well as Customer's applicable Billing Determinants, are as follows:

     1.   Storage Capacity of 10,400 Dekatherms (Dt), and

     2.   Storage Demand of 104 Dt per day.


B.   Points of Receipt and Delivery

  1. The  Point  of  Receipt  for Customer's  tender  of  storage
     injection   quantities,  and  the  maximum  quantities   and
     character of service for such point shall be as set forth below. Each of the parties will use due care and
     diligence   to  assure  that  uniform  pressures   will   be
     maintained at the Receipt Point as reasonably may be required to render service hereunder, but Pipeline will not be required to accept gas at less than the minimum pressure specified herein.

          Up   to  58  Dt  per  Day  at  an  existing  point   of
          interconnection between the facilities of Pipeline and Texas Eastern Transmission Corporation ("Texas Eastern"), in Fayette County, Pennsylvania, known as the North Summit Interconnection, at a pressure of not less than seven hundred (700) pounds per square inch ("psig").

  2. The Points of Delivery for withdrawals from storage, and the maximum quantities and character of service for each point, shall be as set forth below. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Delivery Points as reasonably may be required to render service hereunder, but Pipeline will not be required to deliver gas at greater than the maximum pressures specified herein.

     a. Up to 104 Dt per Day at an existing point of interconnection between the facilities of Pipeline and Texas Eastern, in Fayette County, Pennsylvania, known as the North Summit Interconnection, at a pressure of not more than one thousand (1,000) psig.

     b. Up to 104 Dt per Day at an existing point of interconnection between the facilities of Pipeline and Texas Eastern, in Greene County, Pennsylvania, known as the Crayne Interconnection, on an interruptible basis if operating conditions permit, at a pressure of not more than eight hundred sixty-five (865) psig.

     c. Up to 104 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern or other pipeline(s) in Westmoreland County, Pennsylvania, known as the Oakford Interconnection, on an interruptible basis if operating conditions permit, at a pressure of not less than eight hundred fifty (850) psig.

  3. Pipeline  shall  deliver on a firm basis  up  to  Customer's
     Storage  Demand,  as  adjusted  pursuant  to  Section  8  of
     Rate   Schedule  GSS-II  and  Article  V  of  this   Service
     Agreement.


             [END OF EXHIBIT 10tt TO COLONIAL GAS COMPANY
                FORM 10-K FOR YEAR ENDING 12/31/93]